Accounts Receivable, Net - Schedule of Movement of Allowance for Doubtful Accounts (Details) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2019 CNY (¥)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 CNY (¥)	Dec. 31, 2017 CNY (¥)
Allowance for Doubtful Accounts
Balance at the beginning of the year	¥ 94,856	$ 13,625	¥ 24,686	¥ 19,719
Provisions	72,259	10,379	85,745	56,048
Write-offs	(22,541)	(3,238)	(15,575)	(51,081)
Balance at the end of the year	¥ 144,574	$ 20,766	¥ 94,856	¥ 24,686